Exhibit 10.1

CENTREXION CORPORATION

2013 EQUITY INCENTIVE PLAN

Adopted as of November 19, 2013

CENTREXION CORPORATION

2013 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this 2013 Equity Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a Person, or the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole. The occurrence of an Acquisition Event shall be determined by the Committee.

2.2 “Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. No Person shall be deemed to be an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the capital stock of the Company.

2.3 “Appreciation Award” means any Stock Option or any Other Stock-Based Award that is based on the appreciation in value of a share of Common Stock in excess of an amount at least equal to the Fair Market Value on the date such Other Stock-Based Award is granted.

2.4 “Award” means any award granted or made under the Plan of any Stock Option, any Restricted Stock or any Other Stock-Based Award. All Awards shall be subject to the terms of a written agreement executed by the Company and the Participant.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Bylaws” means the Bylaws of the Company, as amended or amended and restated from time to time.

2.7 “Certificate of Incorporation” means the Company’s Certificate of Incorporation, as amended or amended and restated from time to time.

2.8 “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or any of its Affiliates and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place), termination due to: (i) the Participant’s (x) being indicted for or charged with a felony under United States or applicable state or local law or (y) conviction of, or plea of guilty or nolo contendere to a misdemeanor where imprisonment is imposed (other than for a traffic-related offense); (ii) perpetration by the Participant of an illegal act, dishonesty, or fraud (whether or not with regard to the Company or any Parent or Subsidiary) that could cause economic or reputational injury to the Company or any of its Affiliates or any act of moral turpitude by the Participant, as determined in the sole discretion of the Committee; (iii) the Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity, or unsatisfactory performance of his or her duties for the Company or any of its Affiliates; (iv) willful and deliberate failure by the Participant to perform the Participant’s duties after the Participant has been given notice and an opportunity to effectuate a cure as determined by the Committee in its sole discretion; (v) the Participant’s misconduct or gross negligence with regard to the Company or any of its Affiliates; (vi) the Participant’s unlawful appropriation of a material corporate opportunity; or (vii) the Participant’s breach of any agreement with the Company or any of its Affiliates, including any confidentiality or other restrictive covenant agreement entered into between the Participant and the Company or any of its Affiliates or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or any of its Affiliates and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, that with regard to any agreement under which the definition of “cause” only applies upon an occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.9 “Change in Control” means, unless otherwise determined by the Committee in the applicable Award agreement, the occurrence of any of the following:

(a) the acquisition (including any acquisition through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by a Person (other than any holder of Voting Securities on the Effective Date) of beneficial ownership (within the meaning of Rule 13d-3 of under the Exchange Act) of shares or securities representing 50% or more of the total voting power of the Voting Securities, in each case calculated on a fully diluted basis after giving effect to such acquisition; provided that none of the following shall constitute a Change in Control under this clause (a): (i) any acquisition by any Permitted Holder, (ii) any acquisition that does not result in any Person (other than a Permitted Holder), beneficially owning shares or securities representing 50% or more of the total voting power of the Voting Securities, and (iii) any acquisition, after which the Company or its Affiliates have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;

(b) after an Initial Public Offering, any election has occurred of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) members of the Board on the Effective Date, (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date and (iii) Persons who were designated for election as members of the Board pursuant to the Stockholders Agreement; provided that any Person nominated for election by a Board at least two-thirds of whom constituted Persons described in clauses (i), (ii) or (iii) or by Persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of Persons described in clause (i); or

(c) the sale or other disposition (including by means of a merger or consolidation), directly or indirectly, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, other than a Person at least 50% of whose voting securities (measured by voting power rather than number of securities) are owned and controlled by one or more Permitted Holders.

For clarity, for purposes of the Plan, the completion of an Initial Public Offering shall not be considered a Change in Control.

2.10 “Chief Executive Officer” means the chief executive officer of the Company.

2.11 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.12 “Committee” means (a) prior to a Registration Date, a committee or subcommittee of the Board appointed from time to time by the Board, or, if none, the full Board and (b) upon and following a Registration Date, a committee or subcommittee of the Board appointed from time to time by the Board that may consist solely of two or more “non-employee directors” each of whom is intended to be (i) to the extent required by Rule 16b-3, a “nonemployee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m), an “outside director” as defined under Section 162(m); and (iii) as applicable, an “independent director” as defined under the Nasdaq Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules; provided that if for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m), such noncompliance shall not affect the validity of grants, interpretations or other actions of the Committee. With respect to the application of the Plan to Non-Employee Directors, the Committee shall mean the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board.

2.13 “Common Stock” means the common stock of the Company, par value $0.001 per share.

2.14 “Company” means Centrexion Corporation, a Delaware corporation, or its successors by operation of law.

2.15 “Consultant” means any natural person who (a) provides, either directly or through a limited liability company or a similar entity, bona fide consulting or advisory services to the Company or any of its Affiliates pursuant to a written agreement, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) who does not, directly or indirectly, promote or maintain a market for the Company’s or any of its Affiliates’ securities.

2.16 “control” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and words such as “controlled” and “controlling” have meanings correlative to the foregoing.

2.17 “Customers” means any Person who is a customer or client of the Company or any of its Affiliates and with whom the Participant had business-related contact (whether in person, by telephone, or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

2.18 “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for payment or settlement triggered upon a Disability and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.

2.19 “Effective Date” means the effective date of the Plan as defined in Article XIII.

2.20 “Eligible Employee” means each employee of the Company or one of its Affiliates.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.22 “Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.23 “Fair Market Value” means, unless otherwise required by any applicable provision of the Code, with respect to a share of Common Stock or other security, as of any date, (i) if the Common Stock or other security is not then traded on an established securities market, the fair market value of a share of the Common Stock or other security as determined by the Committee in whatever manner it considers appropriate, taking into account the requirements of Section 422 or 409A of the Code, as applicable, or (ii) if the Common Stock or other security is then traded on an established securities market, the closing price reported on the principal market on which the Common Stock or other security is traded on such date or, if there is no sale of Common Stock or other security on such date, then on the last previous date on which there was a sale.

2.24 “Family Member” means “family member” as defined in Rule 701 under the Securities Act and, following the filing of a Form S-8 pursuant to the Securities Act with respect to the Plan, as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.25 “Good Reason” with respect to a Participant’s voluntary Termination of Employment shall have the meaning ascribed to such term under an employment or similar agreement in effect between the Company and the Participant; a Participant shall not have “Good Reason” in the absence of such an agreement providing for and defining such term. With regard to any agreement under which “Good Reason” only applies upon an occurrence of a change in control, a Participant shall not have “Good Reason” until a change in control actually takes place and then only with regard to a termination thereafter that satisfies such “Good Reason” requirements.

2.26 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.27 “Initial Public Offering” means an initial public offering of common stock of the Company pursuant to an effective registration statement filed under the Securities Act (excluding registration statements filed on Form S-8, any similar successor form or another form used for a purpose similar to the intended use for such forms).

2.28 “Joinder Agreement” means an adoption agreement to the Stockholders Agreement or any similar joinder agreement to a stockholders agreement (or similar agreement) entered into by the Company after the Effective Date.

2.29 “Lead Underwriter” has the meaning set forth in Section 12.21.

2.30 “Lock-Up Period” has the meaning set forth in Section 12.21.

2.31 “Non-Employee Director” means a non-employee director of the Company as defined in Rule 16b-3.

2.32 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.33 “Other Stock-Based Award” means an Award under Article VIII of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including an Award valued by reference to an Affiliate.

2.34 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.35 “Participant” means an Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted pursuant to the Plan.

2.36 “Permitted Holder” means any holder of Voting Securities on the Effective Date and their respective Affiliates and Permitted Transferees, and any group consisting solely of such Persons.

2.37 “Permitted Transferee” means:

(a) with respect to a Participant or any stockholder of the Company who is a natural person, (i) such person’s spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law, (ii) such person’s heirs, legatees, beneficiaries or devisees and (iii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such person or such other persons referred to in clauses (i) and (ii) above;

(b) with respect to a trust that is a Permitted Transferee pursuant to section (a)(iii) above, any other trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such trust or such trust’s beneficiaries;

(c) with respect to any stockholder of the Company that is an investment fund, an investment partnership or an investment account, any Related Person of such stockholder; and

(d) with respect to any stockholder of the Company that is an entity and to which clause (c) above is not applicable, any controlled Affiliate of such stockholder so long as such transferee remains a controlled Affiliate of such stockholder of the Company following the applicable Transfer;

provided that, in any of such cases, such Permitted Transferee is an accredited investor within the meaning of Regulation D under the Securities Act, and provided, further, that the Committee may at any time restrict or prevent any Transfer if the Committee determines, in its sole discretion, that such restriction or prevention is necessary or advisable to avoid a violation of, or to prevent the Company from becoming subject to, any applicable Federal or state securities law, rule or regulation.

2.38 “Person” means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

2.39 “Plan” means this Centrexion Corporation 2013 Equity Incentive Plan, as amended from time to time.

2.40 “Registration Date” means the first date after the Effective Date (a) on which the Company consummates an Initial Public Offering or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.

2.41 “Related Person” means, with respect to any Person, (a) an Affiliate of such Person, (b) any investment manager, investment advisor, managing member or general partner of such Person, (c) any investment fund, investment partnership, investment account or other investment Person whose investment manager, investment advisor, managing member or general partner is such Person or a Related Person of such Person, or (d) any equity investor, member, partner or officer of such Person.

2.42 “Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions under Article VII.

2.43 “Restriction Period” has the meaning set forth in Section 7.1(b).

2.44 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.45 “Section 162(m)” means the exception for performance-based compensation under Section 162(m) of the Code.

2.46 “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.47 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulation or other official guidance promulgated thereunder.

2.48 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.49 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.50 “Stockholders Agreement” means the Centrexion Corporation Stockholders Agreement, dated November 20, 2013 by and among the Company and the other stockholders party thereto, as the same may be amended, modified, supplemented or replaced from time to time, or such other stockholders agreement as the Committee may require in its sole discretion.

2.51 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.52 “Supplier” means any Person who supplies products or services to the Company or any Subsidiary and with whom a Participant had business-related contact (whether in person, by telephone or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

2.53 “Ten Percent Stockholder” means an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.54 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.55 “Termination of Consultancy” means: (a) that the Participant is no longer acting as a consultant to the Company or one of its Affiliates; or (b) that an entity that is retaining a Participant as a Consultant ceases to be an Affiliate of the Company unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another of its Affiliates at the time the entity ceases to be an Affiliate of the Company. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.56 “Termination of Directorship” means that a Participant has ceased to be a Non-Employee Director; except that if such Participant becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until such Participant has a subsequent Termination of Employment or Termination of Consultancy, as the case may be.

2.57 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) that an entity that is employing a Participant ceases to be an Affiliate of the Company, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate of the Company at the time the entity ceases to be an Affiliate of the Company. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.58 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, offer, sale, assignment, pledge, lease, donation, grant, gift, bequest, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, offer, sell, assign, pledge, lease, donate, grant, gift, bequest, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferable” and “Transferred” shall have a correlative meaning.

2.59 “Voting Securities” means the securities of the Company entitled to vote in the election of directors of the Board.

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Grants of Awards. The Committee shall have full authority to grant Awards pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c) to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof), based on such factors, if any, as the Committee shall determine);

(e) to determine whether and under what circumstances the exercise price of any Exercisable Award may be paid in cash or Common Stock;

(f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Awards or to purchase or pay for shares of Common Stock issuable pursuant to Awards under the Plan; provided that (i) on and after the Registration Date executive officers and directors are not eligible to receive such loans, and (ii) all outstanding loans with respect to such executive officers and directors shall be repaid before the Registration Date;

(g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h) to determine at the time of grant whether to require an Eligible Employee, Non-Employee Director or Consultant, as a condition of the granting of any Stock Option, not to Transfer shares of Common Stock acquired pursuant to the exercise of a Stock Option for a period of time as determined by the Committee, following the date of acquisition of such shares of Common Stock;

(i) to modify, extend or renew an Award, subject to Article X and Section 6.4(l); and

(j) generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3 Guidelines. Subject to Article X, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem necessary or advisable; to construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions, and may impose such limitations and restrictions that it deems necessary or advisable to comply with such laws. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Delegation; Advisors. The Committee may, as it from time to time as it deems advisable, to the extent permitted by applicable law and stock exchange rules:

(a) delegate its responsibilities to officers or employees of the Company and its Affiliates, including delegating authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee; and

(b) engage legal counsel, consultants, professional advisors and agents to assist in the administration of the Plan and rely upon any opinion or computation received from any such Person. Expenses incurred by the Committee or the Board in the engagement of any such person shall be paid by the Company.

3.5 Decisions Final. Any decision, interpretation, determination, evaluation, election, approval, authorization, appointment, consent or other action made or taken by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan or any agreement relating to an Award or the Plan shall be within the sole and absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants, Permitted Transferees and their respective beneficiaries, heirs, executors, administrators, successors and assigns. Nothing in the Plan shall obligate the Company, the Board or the Committee (or any of its members) to treat any Participants alike, and the exercise of any power or discretion by any such Person with respect to any Participant shall not create any obligation on the part of such Person to take any similar action in the case of any other Participant; it being understood that any power or discretion of the Company, the Board or the Committee (or any of its members) shall be treated as having been so conferred as to each Participant separately.

3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the Bylaws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the Bylaws of the Company, shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 Limitation of Liability; Indemnification.

(a) The Committee, its members and any Person designated pursuant to Section 3.4 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no current or former officer or employee of the Company or any of its Subsidiaries or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(b) To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance directly insuring such person, each current and former officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former officer’s, employee’s or member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former employees, officers, directors or members may have under applicable law or under the Certificate of Incorporation or Bylaws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

3.8 Stockholders Agreement. Notwithstanding anything herein to the contrary, the Plan and the operation and administration of the Plan (including any action taken by the Committee) shall be subject to the terms and conditions set forth in the Stockholders Agreement to the greatest extent permissible under applicable law.

ARTICLE IV

SHARE LIMITATIONS

4.1 General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan, including with respect to Incentive Stock Options, shall not exceed 2,805,844 shares of Common Stock (subject, in each case, to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award granted under the Plan expires, terminates or is canceled or forfeited for any reason (in the case of any Stock Option, without having been exercised in full), the number of shares of Common Stock underlying such Award (in the case of any Stock Option, to the extent unexercised) shall again be available for issuance under the Plan. To the extent that a distribution pursuant to a Stock Option is made in cash, the share reserve shall be reduced by the number of shares of Common Stock bearing a value equal to the amount of the cash distribution as of the time that such amount was determined. Shares of Common Stock tendered to the Company by a Participant to (a) purchase shares of Common Stock upon the exercise of an Award or (b) satisfy tax withholding obligations (including shares retained from the Award that was exercised or that created the tax obligation) shall be added back to the number of shares available for the future grant of Awards. No fractional shares of Common Stock shall be issued under the Plan.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure, (ii) any merger or consolidation of the Company or any of its Affiliates, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any of its Affiliates, (v) any sale or Transfer of all or part of the assets or business of the Company or any of its Affiliates, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.

(b) Subject to the provisions of this Section 4.2(b), in the event of any change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, special dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase Common Stock or securities convertible into Common Stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, a “Section 4.2 Event”) then then (i) the aggregate number or kind of shares that thereafter may be issued under the Plan,

(ii) the number or kind of shares or other property (including cash) subject to an Award, or (iii) the purchase or exercise price of Awards, shall be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. In connection with any Section 4.2 Event, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor. In addition, subject to Section 4.2(d), in the event of any change in the capital structure of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2(b) or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to this Section 4.2(b) to Awards that are considered “non-qualified deferred compensation” within the meaning of Section 409A of the Code shall be made in a manner intended to comply with the requirements of Section 409A of the Code; and (y) any adjustments made pursuant to this Section 4.2(b) to Awards that are not considered “non-qualified deferred compensation” subject to Section 409A of the Code shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(d) Upon the occurrence of an Acquisition Event, the Committee may terminate all outstanding and unexercised Stock Options or any Other Stock-Based Award that provides for a Participant-elected exercise (collectively, “Exercisable Awards”), effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Exercisable Awards that are then outstanding to the extent vested on the date such notice of termination is given (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article IX shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Exercisable Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article IX shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1 General Eligibility. All current Eligible Employees, Consultants and Non-Employee Directors and prospective Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Non-Qualified Stock Options, Restricted Stock and Other Stock-Based Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted to an Eligible Employee, Consultant or Non-Employee Director if such shares of Common Stock do not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director if such shares are required to constitute “service recipient stock” for such Award to comply with, or be exempt from, Section 409A of the Code.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.

5.3 General Requirement. The grant of Awards to a prospective Eligible Employee or Consultant and the vesting and exercise of such Awards shall be conditioned upon such Person actually becoming an Eligible Employee or Consultant; provided, however, that no Award may be granted to a prospective Eligible Employee or Consultant unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions (and, in the case of an

Award to an Eligible Employee or Consultant pursuant to which Common Stock would be issued prior to such Person performing services for the Company, the Company may require payment of not less than the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with applicable law). Awards may be awarded in consideration for past services actually rendered to the Company or any of its Affiliates.

ARTICLE VI

STOCK OPTIONS

6.1 Stock Options. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.4 Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall determine:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee on or before the date of the grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock on the date of the grant.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, that (i) no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; and (ii) the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

(d) Method of Exercise. To the extent vested, a Stock Option may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be acquired. Such notice shall be in a form acceptable to the Committee and shall be accompanied by (x) at the Company’s request, a Joinder Agreement executed by the holder thereof and (y) payment in full of the exercise price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances)). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine that a Non-Qualified Stock Option that otherwise is not Transferable pursuant to this section is Transferable to a Family Member in whole or in part, and in such circumstances, and under such conditions as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be Transferred subsequently other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement.

(f) Termination by Death or Disability. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h) Voluntary Termination. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is voluntary (other than a voluntary Termination described in subsection (i)(ii) below), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i) Termination for Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire on the date of such Termination.

(j) Unvested Stock Options. Unless otherwise determined by the Committee, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the date an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l) Form, Modification, Extension and Renewal of Stock Options. Stock Options may be evidenced by such form of agreement as is approved by the Committee. The Committee may (i) modify, extend or renew outstanding Stock Options (provided that (A) the rights of a Participant are not reduced or adversely affected without his or her consent and (B) such action does not subject the Stock Options to Section 409A of the Code or otherwise extend the Stock Options beyond their stated term), and (ii) accept the surrender of outstanding Stock Options and authorize the granting of new Stock Options in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Stock Option may not be modified to reduce the exercise price thereof not may a new Stock Option at a lower price be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(m) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to certain restrictions as determined by the Committee and be treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(n) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII

RESTRICTED STOCK

7.1 Awards of Restricted Stock.

(a) Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times within which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof (if any), and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine.

(b) Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service or such other factors or criteria as the Committee may determine, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

7.2 Awards and Certificates. The Committee may require, as a condition to the effectiveness of an Award of Restricted Stock, that the Participant execute and deliver to the Company an Award agreement or other documentation and comply with the terms of such Award agreement or other documentation. Further, Restricted Stock shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock, if any, shall be fixed by the Committee. In accordance with Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The securities represented hereby have been acquired for investment and have not been registered under the Securities Act of 1933. Such shares may not be sold, pledged, or transferred in the absence of such registration or a valid exemption from the registration and prospectus delivery requirements of said Act.

The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Centrexion Corporation (the “Company”) 2013 Equity Incentive Plan (as amended from time to time) (the “Plan”), and an Award agreement entered into between the registered owner and the Company dated                            . Copies of such Plan and Award agreement are on file at the principal office of the Company.”

(c) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that such stock certificates be held in custody by the Company until the restrictions on the shares shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(d) Rights as Stockholder. Except as otherwise determined by the Committee, the Participant shall have all the rights of a holder of shares of Common Stock of the Company with respect to Restricted Stock, subject to the following provisions of this Section 7.2(d). Except as otherwise determined by the Committee, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively, “dividends”) on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) in no event shall dividends or other distributions payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

(e) Termination. Upon a Participant’s Termination for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant, or, if no rights of a Participant are reduced, thereafter.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant, and any and all unpaid distributions or dividends payable thereunder shall be paid. The second paragraph of the legend referred to in subsection (b) above shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Other Awards. The Committee is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or any of its Affiliates, stock appreciation rights, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock.

The Committee shall have authority to determine the Participants, to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of performance goals or such other factors as the Committee may determine.

To the extent permitted by law, the Committee may permit Eligible Employees or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be carried out in a manner intended to comply with Section 409A of the Code.

8.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a) Non-Transferability. The Participant may not Transfer Other Stock-Based Awards or the Common Stock underlying such Awards prior to the date on which the underlying Common Stock is issued, or, if later, the date on which any restriction, performance or deferral period applicable to such Common Stock lapses.

(b) Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, “dividends”) with respect to shares of Common Stock covered by Other Stock-Based Awards. Except as otherwise determined by the Committee, dividends with respect to unvested Other Stock-Based Awards shall be withheld until such Other Stock-Based Awards vest. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Committee upon the lapse of the restrictions.

(c) Vesting. Other Stock Based Awards and any underlying Common Stock shall vest or be forfeited to the extent set forth in the applicable Award agreement or as otherwise determined by the Committee. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award.

(d) Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.

(e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE IX

CHANGE IN CONTROL PROVISIONS

9.1 In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement or otherwise in writing, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a) Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), and Restricted Stock or other Awards may, where appropriate in the discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or any other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, any assumption or substitution of Incentive Stock Options shall be structured in a manner intended to comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto).

(b) Awards may be purchased by the Company or an Affiliate for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction.

(c) Appreciation Awards may be cancelled without payment, if the Change in Control Price is less than the exercise price per share of such Appreciation Awards.

Notwithstanding anything else herein, the Committee may provide for accelerated vesting or lapse of restrictions, of an Award at any time.

ARTICLE X

TERMINATION OR AMENDMENT

10.1 Notwithstanding any other provision of the Plan, the Board or the Committee (to the extent permitted by law) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 409A of the Code as described below), or suspend or terminate it entirely, retroactively or otherwise; provided that if the Committee determines that the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may be adversely impaired, the consent of such Participant shall be required; and provided further, without the approval of the stockholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would (a) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 422 of the Code (to the extent applicable to Incentive Stock Options), or (b) require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided that no such amendment reduces the rights of any Participant without the Participant’s consent. Actions taken by the Committee in accordance with Article IV shall not be deemed to reduce the rights of any Participant.

Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law.

ARTICLE XI

UNFUNDED PLAN

11.1 The Plan is intended to constitute an “unfunded” plan. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XII

GENERAL PROVISIONS

12.1 Legend. The Committee may require each Person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that such Person is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates and book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If necessary or advisable in order to prevent a violation of applicable securities laws or to avoid the imposition of public company reporting requirements, then, notwithstanding anything herein to the contrary, any stock-settled Awards shall be paid in cash in an amount equal to the Fair Market Value on the date of settlement of such Awards.

12.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.3 No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other Person any right to employment, consultancy or directorship by the Company or any of its Affiliates, or shall limit in any way the right of the Company or any of its Affiliates by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

12.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or any other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay or otherwise provide for all required withholding taxes to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

12.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided in the Plan or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

12.6 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, if at any time the Common Stock is listed on a national securities exchange or national automated quotation system, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 12.6, an Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(e) The Company shall not be obligated to issue any shares of Common Stock to a Participant if, in the opinion of counsel for the Company, the issuance of such Common Stock will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.

12.7 Stockholders Agreement and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award granted under the Plan, the Participant shall execute and deliver a Joinder Agreement or such other documentation as required by the Committee which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights. The Stockholders Agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by the Stockholders Agreement or other documentation. The Company may require, as a condition of exercise, the Participant or any Permitted Transferee to become a party to the Stockholders Agreement or any other existing stockholders agreement or other agreement.

12.8 Governing Law. All matters arising out of or relating to the Plan, the actions taken in connection herewith and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.

12.9 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

12.10 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless expressly provided to the contrary in such benefit plan.

12.11 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Award granted hereunder.

12.12 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and Awards granted to individual Participants need not be the same.

12.13 Death/Disability. The Committee may require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary or advisable to establish the validity of the transfer of an Award. The Committee also may require that the transferee agree to be bound by all of the terms and conditions of the Plan.

12.14 Section 16(b) of the Exchange Act. On and after the Registration Date, all elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

12.15 Section 409A. Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A of the Code and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A of the Code. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a) A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A of the Code, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 12.15(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.

(b) With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A of the Code, subject to Section 12.15(a).

(c) For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.

(d) Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

12.16 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

12.17 Securities Act Compliance. Except as the Company or Committee shall otherwise determine, the Plan is intended to comply with Section 4(2) or Rule 701 of the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.

12.18 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

12.19 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

12.20 Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Exercisable Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee.

The term “written agreement” as used in the Plan shall include any document that is delivered and/or accepted electronically.

12.21 Agreement. As a condition to the grant of a Award, if requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

12.22 No Rights as Stockholder. Subject to the provisions of the Award agreement, no Participant or Permitted Transferee shall have any rights as a stockholder of the Company with respect to any Award until such individual becomes the holder of record of the shares of Common Stock underlying the Award.

ARTICLE XIII

EFFECTIVE DATE OF PLAN

The Plan was adopted by the Board on November 19, 2013, effective on such date (the “Effective Date”). The Plan was approved by the stockholders of the Company on November 19, 2013.

ARTICLE XIV

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date.

Award Number:____

CENTREXION THERAPEUTICS CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

PURSUANT TO THE

CENTREXION THERAPEUTICS CORPORATION

2013 EQUITY INCENTIVE PLAN

AGREEMENT (“Agreement”), dated as of [ ● ], 201[ ● ] (the “Grant Date”), between Centrexion Therapeutics Corporation, a Delaware corporation (the “Company”), and [ ● ] (the “Participant”).

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Centrexion Therapeutics Corporation 2013 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”), set forth below, to the Participant, as an Eligible Employee of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. The Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, the Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of any shares of Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of this Agreement or the one (1) year period following the date on which the Option is exercised; (ii) except in the event of the Participant’s death or disability, as defined in Section 22(e)(3) of the Code, if the Participant is not employed by the Company, any “parent corporation” of the Company within the meaning of Section 424(e) of the Code (“Parent”), or any “subsidiary corporation” within the meaning of Section 424(f) of the Code (“Subsidiary”), at all times during the period beginning on the Grant Date (as defined herein) and ending on the day three (3) months before the date of exercise of the Option; or (iii) to the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock subject to “incentive stock options” which become exercisable for the first time by the Participant in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Option and shall constitute a separate non-qualified stock option.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, [ ● ] shares of Common Stock. The exercise price under the Option is $[ ● ] for each share of Common Stock (the “Exercise Price”).

3. Vesting; Exercise.

(a) Subject to Section 3(b), the Option shall vest and become exercisable as follows: [ ● ].

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit A.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholders Agreement) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee.

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) making arrangements with the Company to have such taxes withheld from other compensation, to the extent permitted by the Committee.

Stock Option Agreement Award #

4. Termination. The provisions in the Plan regarding Termination shall apply to the Option, provided that, to the extent applicable, if the Participant’s employment agreement expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

5. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

6. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

7. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

9. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 9, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Centrexion Therapeutics Corporation

200 State Street, 6th Floor

Boston, MA 02109

Stock Option Agreement Award #

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 9 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

10. No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation.

11. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Employer’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment with the Employer.

12. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholders Agreement or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

13. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

14. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.

Stock Option Agreement Award #

15. Construction. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

[Remainder of Page Left Intentionally Blank]

Stock Option Agreement Award #

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

CENTREXION THERAPEUTICS CORPORATION

By:
Name:
Title:

Employee Name:

Stock Option Agreement Award #

CENTREXION THERAPEUTICS CORPORATION

2013 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Centrexion Therapeutics Corporation

[Street Address]

[City, State, Zip Code]

Attention: [ ● ] Date: [ ● ], 20__

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☐ Nonqualified ☐

Option number and grant date:

Number of shares as to which option is exercised:

Per share exercise price:	$

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of that certain Stockholders Agreement dated as of November [ ● ], 2013 (the “Agreement”), by and among Centrexion Therapeutics Corporation and certain of its stockholders, as such Agreement may be amended or restated; (ii) hereby adopt the Agreement with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Stockholder” for all purposes of the Agreement; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Agreement.

Any notice required or permitted by the Agreement will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Centrexion Therapeutics Corporation in the amount of $_____________ (aggregate exercise price).

Estimated withholding taxes: $

☐ Attached is [cash, or] a check, bank draft or money order payable to Centrexion Therapeutics Corporation in the amount of $______________  ☐ (estimated withholding taxes).

☐ I have made arrangements with Centrexion Therapeutics Corporation to have applicable withholding taxes withheld from other compensation.

Stock Option Agreement Award #

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Centrexion Therapeutics Corporation 2013 Equity Incentive Plan, my option award agreement, the Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Signature Page Follows]

Stock Option Agreement Award #

Address:

Telephone:
Facsimile:
Attention:

Stock Option Agreement Award #

Award Number:____

CENTREXION THERAPEUTICS CORPORATION

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

CENTREXION THERAPEUTICS CORPORATION

2013 EQUITY INCENTIVE PLAN

AGREEMENT (“Agreement”), dated as of [ ● ], 201[ ● ] (the “Grant Date”), between Centrexion Therapeutics Corporation, a Delaware corporation (the “Company”), and [ ● ] (the “Participant”).

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Centrexion Therapeutics Corporation 2013 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”), set forth below, to the Participant, as a Consultant of the Company. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under section 422 of the Code.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, [ ● ] shares of Common Stock. The exercise price under the Option is $[ ● ] for each share of Common Stock (the “Exercise Price”).

3. Vesting; Exercise.

(a) Subject to Section 3(b), the Option shall vest and become exercisable as follows: [ ● ].

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

Stock Option Agreement Award #

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit A.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholders Agreement) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee.

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) making arrangements with the Company to have such taxes withheld from other compensation, to the extent permitted by the Committee.

4. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. Except as otherwise provided in Section 3(a), the provisions in the Plan regarding Termination shall apply to the Option.

5. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

Stock Option Agreement Award #

6. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

7. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

9. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 9, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Centrexion Therapeutics Corporation

200 State Street, 6th Floor

Boston, MA 02109

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 9 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

10. No Right to Consultancy Service. This Agreement is not an agreement to provide consultancy services. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Company will retain the Participant as a consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Participant’s consultantcy arrangement or compensation.

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11. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s consultancy arrangement with the Company.

12. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholders Agreement or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

13. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

14. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws.

15. Construction. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

CENTREXION THERAPEUTICS CORPORATION

By:
Name:
Title:

Name:

Stock Option Agreement Award #

CENTREXION THERAPEUTICS CORPORATION

2013 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Centrexion Therapeutics Corporation

[Street Address]

[City, State, Zip Code]

Attention: [ ● ] Date: [ ● ], 20__

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☐ Nonqualified ☐

Option number and grant date:

Number of shares as to which option is exercised:

Per share exercise price:	$

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of that certain Stockholders Agreement dated as of November [ ● ], 2013 (the “Agreement”), by and among Centrexion Therapeutics Corporation and certain of its stockholders, as such Agreement may be amended or restated; (ii) hereby adopt the Agreement with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Stockholder” for all purposes of the Agreement; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Agreement.

Any notice required or permitted by the Agreement will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Centrexion Therapeutics Corporation in the amount of $_____________ (aggregate exercise price).

Estimated withholding taxes: $

☐ Attached is [cash, or] a check, bank draft or money order payable to Centrexion Therapeutics Corporation in the amount of $______________  ☐ (estimated withholding taxes).

☐ I have made arrangements with Centrexion Therapeutics Corporation to have applicable withholding taxes withheld from other compensation.

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By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Centrexion Therapeutics Corporation 2013 Equity Incentive Plan, my option award agreement, the Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Signature Page Follows]

Stock Option Agreement Award #

Address:

Telephone:
Facsimile:
Attention:

Stock Option Agreement Award #